Exhibit 99.1

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NYSSA REIT Industry Conference
April 12, 2005

Safe Harbor Statement

These materials contain forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The reader is cautioned that such forward-looking statements are based on information available at the time and on management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause such differences are described in the Company’s periodic filings with the Securities and Exchange Commission, including the Company’s Form 10-K and quarterly reports on Form 10-Q. The Company assumes no obligation to update forward looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.

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Dividend Yield, Return on Equity, & Annualized Total Rate
of Return History of the RMBS REIT Business Model

•                  The Residential Mortgage Backed Security REIT Business Model has a History Dating back to 1993 with the First IPO in 1994

•                  IPOs

•                  1994: Thornburg

•                  1995: Redwood

•                  1997: Annaly, FBR Asset, Laser and Apex

•                  1998: MFA and Anworth

•                  2003: Luminent

•                  2004: Bimini

•                  Some of these Firms Strategies have Changed Over Time

•                  Equity Analysts now Generally Consider Annaly, Anworth, MFA and Luminent to be Bimini’s New York Stock Exchange Traded Peer Group

•                  These Five Companies have a Combined Equity Market Cap Today of Approximately $4.05 Billion and Total Assets of Approximately $40 Billion

•                  Despite Concerns of Higher Federal Funds Rates – Which can Result in a Tightening of Income to Interest Expense Spreads - the History of Dividends, Dividend Yields, ROE and Total Return for the Sector has been Relatively Stable over a Full Range of Interest Rate Environments

Dividend Yields Based on Average Stock Price

Comparison of the Quarterly Dividend Yield based on
the Average Stock Price during the Applicable Quarter

[CHART]

Data Provided by Bloomberg Financial Services

Dividend Yields Based on Average Book Value

Comparison of the Quarterly Return on Equity Based on the Average
Quarterly Book Value (ie: Beginning & End of the Quarter)

[CHART]

Data Provided by Bloomberg Financial Services & Flagstone Securities

Quarterly Book Values

Comparison of Quarterly Book Values (at end of each Quarter)
Through December 31st 2004

[CHART]

Data Provided by Flagstone Securities, Inc.

Annualized Total Return for the RMBS Peer Group

Calculated from the Last Day of the IPO Month through 12/31/2004

Annaly	21.71%	October 1997 IPO
Anworth	16.97%	April 1998 IPO
MFA	12.01%	April 1998 IPO
Luminent	(2.84)%	December 2003 IPO
Bimini	23.57%	September 2004 IPO

Data provided by Bloomberg Financial Services

Studying the Business Model

•                  “Best Practices” - Two Years Researching the Sector

•                  Identify “Best Practices”

•                  Clarify “Not-So Best Practices”

•                  Strength and Weakness in the Business Model

•                  Biggest Strength

•                  Permanent Equity to Invest in Fixed Income Instruments

•                                     Stock price can go down but that does not force the investment manager to sell assets

•                                     Hedge fund investors often times withdraw their funds at precisely the moment when they should be buying, forcing the hedge fund manager to sell at the wrong time

•                  Biggest Weakness

•                  Event Risk

•                                     Margin Call

How does Bimini Effectively Address Weaknesses in the
Business Model & Make the Business Model Better?

•                  Clearly Defined Investment Objectives

•                  Book Value Preservation

•                  Grow Book Value

•                  Stable Returns Over Time

•                  Avoid Event Risk

•                  Event Risk Scenarios Manifest Themselves through Margin Calls

•                  Major Price Movements

•                  Very High Prepayments

•                  Spread Widening

•                  Reduction in the Availability of Credit

•                  Book Value Preservation

Bimini Outperforms Peer Group During a Very Challenging Period

The Merrill Lynch Master Treasury Index had the Worst Return in 20 Years during Q2 2004

	Book Value Per Share (1)
	03/31/2004	12/31/2004
Annaly Mortgage (2)	$13.45	$12.24	(9.0	% Decline)
Anworth Mortgage	$11.17	$10.32	(7.6	% Decline)
MFA Mortgage (2)	$8.28	$7.63	(7.9	% Decline)
Luminent Mortgage	$12.50	$10.93	(12.6	% Decline)
Bimini Mortgage	$14.45	$13.89	(3.9	% Decline)

(1)        All Book Values are presented post-dividend

(2)        Annaly and MFA Book Values exclude Intangible Assets

Data provided by Flagstone Securities

•                  Making The Business Model Better

1.              Cash Management and Committed Funding Agreements

2.              True Quantitative Risk Management

3.              Diversification: Portfolio is Diversified across Five Classes of Short-Duration Low Price Volatility Agency Mortgage Related Assets

4.              Loan Level Detail Analysis

5.              Full Transparency

6.              Repo and Settlement Outsourcing

7.              Low General & Administrative Expense Ratio

8.              Application of Best Practices

•                  Cash Management and Committed Funding Agreements

•                  40% (or more) of Book Equity Cash on Hand

•                  Current Portfolio Generates Approximately $75 to $90 Million a Month in Cash Flow

•                  Substantial Borrowing Lines (Approximately $13 billion)

•                  Committed Borrowing Lines

•                  $1.6 Billion Committed Repo Lines

•                  364 Day Commitments with Three banks

•                  Principal Prepayment Margin Call Waiver

•                  $100 Million Allocation of a $1 Billion facility

•                  True Quantitative Risk Management

•                  Risk Based Capital Allocation Model

•                  Patterned after Risk-Based Capital Guidelines Established by Basel Accords

•                  Risk Profile of the Portfolio Drives Leverage Ratio

•                  Asset Allocation Model used to Construct Target Portfolio

•                  Target Portfolio Allocations is Fine Tuned by Management

•                  All of these Tools are Used on an Ongoing Basis to Monitor the Risk Profile, Guide the Leverage Ratio and Determine Asset Allocations

•                  Diversification

•                  Portfolio is Diversified across Five Main Classes of Short-Duration, Low Price Volatility Agency Mortgage Related Assets (see 8K Appendix)

•                  Agency Assets offer Greatest Liquidity

•                  Maintain Low Duration

•                  Diversification Limits Income Volatility & Book Value Event Risk

•                  Prepayments, Spread/Price Changes & Retrospective Method of Accounting

•                  Loan Level Detail Analysis

•                  CPR & CDR Technologies

•                  Providers of ongoing loan level detail

•                  Inelastic Borrowers

•                  Prepay within a tighter range of expectations

•                  Pay higher rates (higher coupon income for Bimini)

•                  Top of the “Pear Tree” – pick the borrower who is least likely to refinance

•                  Weakness in the Performance of Hybrid Mortgages

•                  It is the Investment of Choice for Much of the Sector

•                  Full Transparency

•                  BMM Releases its Portfolio and Liabilities at Least Every Six Weeks

•                  8K (See Appendix)

•                  Credit officers always know what Bimini owns

•                  Lenders take great comfort in knowing Bimini’s financial condition

•                  Investors take comfort in knowing Bimini is willing to show all that they own and what they have borrowed

•                  Top of the “Pear Tree” – be the firm the creditors are least likely to worry about in a financial crisis situation

•                  Repo and Settlement Outsourcing

•                  AVM, LP and III Associates

•                  In house (Bimini) Liability Management with Outsourcing Execution

•                  Improves Repo Pricing

•                  Maximizes Settlement Efficiency and Reliability

•                  Low Fail Rates

•                  All Counter-Party Relationships in Bimini’s name

•                  Efficient use of Reverse Margin Calls enables Bimini to Maintain Accurate Leverage Levels

•                  AVM can Regularly Deliver a Cost Advantage over Prime Brokerage in Repo Transactions

•                  No Custodian Set up Fee and Small Ongoing Fees

•     Diversified Repurchase Counter Parties

Bank of America Securities, LLC	JP Morgan Securities, Inc.

Bear Stearns and Co. Inc.	Lehman Brothers

Cantor Fitzgerald	Merrill Lynch

Citibank	Morgan Stanley

Countrywide Securities, Inc.	Nomura Securities International

Daiwa	REFCO

Deutsche Bank Securities, Inc.	UBS Investment Bank, LLC

Goldman Sachs	Wachovia

Greenwich Capital	Washington Mutual

•                  Low General and Administrative Expense Ratio

•                  Low cost producers in most industries have the best chance of longevity

•                  18 bp’s of Assets up to $500 Million (Equity)

•                  15 bp’s of Assets over $1 Billion (Equity)

•                  Application of Best Practices

•                  Dividend Payments

•                  10K Released 1/31/2005 (early Q releases)

•                  FASB 123

•                  Board of Directors – Independent & Experienced

•                  Compensation Consultants

•                  Legal Representation and Compliance Issues

Application of Best Practices:
When do you get your Dividend?

[CHART]

Data provided by Bloomberg
Financial Services

2004
RMBS REIT	Q1 Dividend Pay Date	Q2 Dividend Pay Date	Q3 Dividend Pay Date	Q4 Dividend Pay Date
Annaly	April 28th	July 28th	October 28th	January 23rd
Anworth	May 17th	August 11th	November 10th	January 27th
MFA	April 30th	July 30th	October 29th	January 27th
Luminent	April 26th	August 17th	November 17th	January 31st
Bimini	April 23rd	July 9th	October 8th	December 29th

Portfolio Highlights

•                  Bimini owns Agency Mortgage Related Securities – Little Credit Risk

•                  Diversification Across Five Short-Duration Asset Classes

•                  Short-Duration Assets have Historically Exhibited Low Price Volatility

•                  Diversification Limits Potential Volatility from Overexposure to any One Asset Class

1.              Adjustable Rate Securities (those that reset within 12 months)

2.              CMO Monthly Resetting Floaters

3.              Hybrid ARMS and Balloons

4.              Fixed Rate Assets (specified pools, sequential CMO’s, agency debt - with low durations)

5.              Cash (Bimini typically has 40% to 60% of its equity in cash)

•                  Leverage, Defined as Debt to Equity, Ranging from 8x to 12x

•                  Portfolio Constructed with the Aim of Performing Well in Both Rising and Falling Interest Rate Environments

•                  Inelastic Borrowers and Adjustable Rate Assets

The Value of ARMs In A Diversified Portfolio

UNAUDITED DATA

Coupon Reset Schedule as a Percentage of Bimini’s Total Outstanding Current Face as of April 2005 (Assumes No Paydowns)

[CHART]

Value of Fixed-Rate MBS in A Diversified Portfolio

•                  Bimini’s Fixed Rate Assets are Generally Niche “Specified” Assets

•                  Low Loan Balances

•                  Expanded Approval – Level 3

•                  ALT-A

•                  Investor Properties

•                  Geographic Preferences

•                  Seasoning Preferences

•                  Usually High Coupons are Preferable

High Coupon, Specialty Fixed Rate Assets can
Outperform in Both Rising and Falling Rate Environments

•                  High / Rising Rate Environment

•                  Yields Rise as Prepayments Slow for Premium Priced Assets

•                  Premium Fixed Rate Mortgages still Generate Significant Cash Flow to reinvest at higher yields

•                  Premium Mortgage Assets have Lower Duration than Par-Priced Mortgages

•                  Lower Price Volatility

•                  The Mortgage Prepayment “S” Curve

•                  Low / Falling Rate Environment

•                  Prepay at Significantly Lower Rates than Similar Coupon Generic Pools

•                  Prepay Rates Accelerate less Quickly than Generic Pools

•                  Slower Prepays Limit Reinvestment Risk at Lower Yields

www.biminireit.com

Visit our website at www.biminireit.com where
you will find more information about
Bimini Mortgage Management, Inc.

Appendix

Appendix

All 3/31 Information Subject to
Change Prior to Release of	Portfolio & Liability Information (8K)
10Q for 1st Quarter 2005

UNAUDITED as of 3/31/05	Bimini Mortgage Management, Inc. - Asset Information
This Table Reflects All Transactions. Prices Used Are Compiled from Independent Third Party Sources.

Valuation

Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Fixed Rate Mortgage Backed Securities	$790,495,896	23.96%	22.98%
Fixed Rate CMO	$98,005,069	2.97%	2.85%
Fixed Rate Agency Debt	$98,500,000	2.99%	2.86%
CMO Floaters (Monthly Resetting)	$73,743,802	2.24%	2.14%
Adjustable Rate Mortgage Backed Securities (1)	$1,674,738,906	50.76%	48.68%
Hybrid Adjustable Rate Mortgage Backed Securities	$499,491,623	15.14%	14.52%
Balloon Maturity Mortgage Backed Securities	$64,028,783	1.94%	1.86%
Total: Mortgage Assets (2)	$3,299,004,078	100.00%

Cash as of 3/31/2005 (3)	$135,088,987		3.93%
P&I Receivables (As of 3/31/2005)	$6,197,309		0.18%
Total: All Assets	$3,440,290,374		100.00%

(1) Adjustable Rate MBS are those that reset coupons within one year’s time.

(2) There are no Forward Settling Purchases included in Total Mortgage Assets

(3) As of 3/31/2005 cash on margin was $29,090,000 and the value of securities held in the box was $11.5 million.

Prepayment Speeds

Asset Category	Weighted Average Prepayment Speeds (CPR)
Fixed Rate Mortgage Backed Securities	27.43%
Fixed Rate CMO	24.77
Fixed Rate Agency Debt	n/a
CMO Floaters	15.90%
Adjustable Rate Mortgage Backed Securities	22.78%
Hybrid Adjustable Rate Mortgage Backed Securities	21.63%
Balloon Maturity Mortgage Backed Securities	23.69%
Total: Mortgage Assets	23.67%

On March 7, 2005 Prepayment Speeds were released for paydowns occurring in February 2005. The numbers above reflect that data.

Portfolio Price and Duration
Weighted Average Purchase Price	$103.45
Weighted Average Current Price	$102.69
Modeled Effective Duration (as of 3/31/05)	1.230

Characteristics

Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (4)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Fixed Rate Mortgage Backed Securities	6.95%	n/a	n/a	n/a	1-Mar-35	289
Fixed Rate CMO	5.50%	n/a	n/a	n/a	25-Jul-34	352
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	59
CMO Floaters (Monthly Resetting)	3.26%	7.78%	n/a	0.70	25-May-34	330
Adjustable Rate Mortgage Backed Securities (4)	4.03%	10.81%	1.44%	3.83	1-Dec-42	343
Hybrid Adjustable Rate Mortgage Backed Securities	4.62%	10.25%	1.23%	26.69	20-Jan-35	348
Balloon Maturity Mortgage Backed Securities	4.07%	n/a	n/a	n/a	1-Feb-11	57
Total: Mortgage Assets	4.84%	10.59%	1.37%	8.81	1-Dec-42	317

(4) 47.7% ($798.4 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps.  These assets are excluded from the weighted average periodic cap per year calculation

Agency	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,148,247,387	65.12%
Freddie Mac	$514,422,710	15.59%
Ginnie Mae	$636,333,981	19.29%
Total Portfolio	$3,299,004,078	100.00%

Pool Status	Market Value	As a Percentage of Mortgage Assets
Whole Pool	$1,875,658,203	56.86%
Non Whole Pool	$1,423,345,875	43.14%

Total Portfolio	$3,299,004,078	100.00%

	Market Value	% of Asset Class	% of Total Mortgage Assets

Adjustable Rate Mortgages

One Month Libor	$41,296,672	2.47%	1.25%
Moving Treasury Average	$82,827,605	4.95%	2.51%
Cost Of Funds Index	$477,733,737	28.53%	14.48%
Six Month LIBOR	$286,449,175	17.10%	8.68%
Six Month CD Rate	$3,982,568	0.24%	0.12%
One Year LIBOR	$146,247,751	8.73%	4.43%
Conventional One Year CMT	$309,678,364	18.49%	9.39%
FHA and VA One Year CMT	$322,962,012	19.28%	9.79%
National Mortgage Contract Rate	$3,561,021	0.21%	0.11%
Total ARMs	$1,674,738,906	100.00%	50.76%

CMO Floaters (Monthly Resetting)

Short Stable	$34,995,499	47.46%	1.06%
Pass-Through	$38,748,303	52.54%	1.17%
Locked Out	$0	0.00%	0.00%
Total CMOs	$73,743,802	100.00%	2.24%

Hybrid ARMs

Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$97,670,026	19.55%	2.96%
19 - 24 Months to First Reset	$37,310,764	7.47%	1.13%
25 - 36 Months to First Reset	$24,939,631	4.99%	0.76%
37 - 60 Months to First Reset	$0	0.00%	0.00%
Total	$159,920,420	32.02%	4.85%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$26,760,208	5.36%	0.81%
19 - 24 Months to First Reset	$8,135,253	1.63%	0.25%
25 - 36 Months to First Reset	$36,566,486	7.32%	1.11%
37 - 60 Months to First Reset	$18,121,856	3.63%	0.55%
Total	$89,583,803	17.93%	2.72%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$0	0.00%	0.00%
25 - 39 Months to First Reset	$249,987,400	50.05%	7.58%

Total	$249,987,400	50.05%	7.58%
Total Hybrid ARMs	$499,491,623	100.00%	15.14%

Balloons

< = 4.5 Years to Balloon Date	$27,361,166	42.73%	0.83%
4.6 - 5.5 Years to Balloon Date	$20,215,714	31.57%	0.61%
5.6 - 6.0 Years to Balloon Date	$16,451,903	25.69%	0.50%
Total Balloons	$64,028,783	100.00%	1.94%

Fixed Rate Agency Debt

5yr Stated Final Maturity	$98,500,000	100.00%	2.99%
Total Fixed Rate Agency Debt	$98,500,000	100.00%	2.99%

Fixed Rate Assets

Short Sequential Fixed Rate CMO	$98,005,069	11.03%	2.97%
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	$2,638,646	0.30%	0.08%
15year $85,000 Maximum Loan Size	$90,641,387	10.20%	2.75%
15year $110,000 Maximum Loan Size	$5,824,006	0.66%	0.18%
15yr 100% Investor Property	$1,048,553	0.12%	0.03%
15yr 100% FNMA Expanded Approval Level 3	$1,998,530	0.22%	0.06%
15yr 100% Alt-A	$53,037,614	5.97%	1.61%
15yr Geography Specific (NY, FL, VT, TX)	$959,524	0.11%	0.03%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	$37,846,694	4.26%	1.15%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	$1,521,098	0.17%	0.05%
20yr 100% Alt-A	$1,721,519	0.19%	0.05%
30year $85,000 Maximum Loan Size	$183,508,304	20.65%	5.56%
30year $110,000 Maximum Loan Size	$53,481,508	6.02%	1.62%
30yr 100% Investor Property	$9,973,156	1.12%	0.30%
30yr 100% FNMA Expanded Approval Level 3	$93,886,448	10.57%	2.85%
30yr 100% Alt-A	$78,590,986	8.85%	2.38%
30yr Geography Specific (NY, FL, VT, TX)	$6,831,824	0.77%	0.21%
30yr 100% GNMA Builder Buydown Program	$11,556,063	1.30%	0.35%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	$155,430,034	17.49%	4.71%
Total Fixed Rate Collateral	$888,500,965	100.00%	26.93%

Total (All Mortgage Assets)	$3,299,004,078		100.00%
Cash or Cash Receivables	$141,286,296
Total Assets and Cash	$3,440,290,374

Unaudited Funding Information as of 3/31/2005

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity

Nomura	$485,270,000	160	8-Dec-05
JP Morgan Securities	$403,899,000	30	29-Aug-05
Deutsche Bank	$385,439,250	142	25-Oct-05
Bear Stearns	$297,251,000	98	19-Sep-05
Goldman Sachs	$264,901,881	82	15-Sep-05
Cantor Fitzgerald	$247,942,439	151	29-Sep-05
WAMU	$239,851,000	73	26-Aug-05
Bank of America	$239,290,000	93	23-Sep-05
UBS Securities	$148,360,000	70	1-Aug-05
Lehman Brothers	$144,276,786	96	21-Oct-05
Countrywide Securities	$131,062,000	39	1-Jun-05
Merrill Lynch	$103,032,000	92	22-Jul-05
Daiwa Securities	$59,046,000	99	1-Nov-05
Morgan Stanley	$28,288,000	12	12-Apr-05
REFCO	$3,746,000	55	25-May-05
Total	$3,181,655,356	100	8-Dec-05

Asset Class	Weighted Average Maturity in Days	Longest Maturity

Fixed Rate	125	25-Oct-05
CMO Floating Rate	21	25-Apr-05
CMO Fixed Rate	169	15-Sep-05
Fixed Agency Debt	168	16-Sep-05
Adjustable Rate MBS	75	8-Dec-05
Hybrids Adjustable Rate	132	25-Oct-05
Balloon Maturity	111	27-Sep-05
	100	8-Dec-05

Bimini Mortgage Management, Inc.

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